Bank borrowings	12 Months Ended
Dec. 31, 2018
Bank borrowings
Bank borrowings

14           Bank borrowings

	As of December 31,
	2017	2018
1-year revolving loan denominated in RMB (Note (i), (v))	7,603	—
Half-year revolving loans denominated in RMB (Note (i), (ii), (v))	—	9,439
1-year revolving loan denominated in US$ (Note (iii))	2,800	—
2-year demand loan agreement denominated in US$ (Note (iv))	83	—
	10,486	9,439

Note:

(i)

On December 27, 2017, the Company, through its PRC subsidiaries, renewed a one-year revolving loan agreement with a bank amounting to RMB50 million (equivalent to US$7,603).  The interest rate of this loan facility was the benchmark interest rate determined by the People’s Bank of China for loans over one year granted by financial institutions plus 1.65% per annum. This loan was subsequently renewed for one year in December 2018 of limit up to RMB70 million. Out of this loan facility, the PRC subsidiaries had utilized RMB50 million (equivalent to US$7,261) at the interest rate determined by the People’s Bank of China for loans over half year granted by financial institutions plus 2.65% per annum.

(ii)

On September 21, 2018, the Company, through a PRC subsidiary, entered into a half-year revolving loan agreement with a bank of limit up to RMB30 million. Out of this loan facility, the PRC subsidiary had utilized RMB15 million (equivalent to US$2,178). The Company provides corporate guarantee and accounts receivable as pledge to secure the obligations under this revolving loan. The interest rate of this loan facility was the benchmark interest rate determined by the People’s Bank of China for loans over half year granted by financial institutions plus 2.65% per annum.

(iii)

On December 21, 2016, the Company, through a Hong Kong subsidiary, renewed a one-year loan facility agreement with a bank amounting to US$3,000. Out of this loan facility, the Hong Kong subsidiary had utilized US$2,800 as of December 31, 2017. The interest rate of this short-term loan facility was determined by three-month LIBOR plus 5.55% for the year ended December 31, 2017. The loan was repaid on December 20, 2018.

(iv)

On January 20, 2016, the Company, through a Hong Kong subsidiary, entered into a two-year loan agreement with a bank amounting to US$2,000. Out of this loan facility, the Hong Kong subsidiaries had utilized US$83 as of December 31, 2017. The interest rate of this loan was the benchmark interest rate determined by three-month LIBOR plus 7.00% per annum. The bank facility agreement includes repayable on demand clauses such that the bank borrowing are classified as current liabilities as of December 31, 2017. The loan was repaid on January 20, 2018.

(v)

As of December 31, 2017 and 2018, certain financial covenants (minimum monthly adjusted quick ratio and minimum quarterly EBITDA as defined in the banking facilities agreements) as set out in these loan agreements have been breached. The relevant subsidiaries have obtained waiver letters for waiving the requirements to meet the financial covenants. As of the date of this report, the bank cannot demand for immediate repayment.

(vi)

In March 2017, the Company entered into a facility agreement for working capital loans with a bank, which provides for a RMB30 million  (equivalent to approximately US$4.3 million) 18‑month revolving loan. The Company provide corporate guarantee and accounts receivable as pledge to secure the obligations under this revolving loan. The interest rate of this loan facility is fixed at 5.75% per annum. As of December 31,2017 and 2018, the Company had not drawn down under this revolving loan.

The weighted average interest rate for bank loans outstanding as of December 31, 2017 and 2018 was 6.33% and 7.00% per annum, respectively. Other than those shown above, the Company did not have any significant capital and other commitments, long-term obligations, or guarantees as of December 31, 2017 and 2018.